Exhibit 23.1


                          INDEPENDENT AUDITORS' CONSENT

          We consent to the incorporation by reference in Itron, Inc.'s Registration Statement on Form S-8 of our report dated February 7, 1997, appearing in the Annual Report on Form 10-K of Itron, Inc. for the year ended December 31, 1996.

                              DELOITTE & TOUCHE LLP



Seattle, Washington
June 6, 1997